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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                FEBRUARY 10, 2000

                          BEACON CAPITAL PARTNERS, INC.
               -------------------------------------------------
               (Exact name of registrant as specified in charter)


         MARYLAND                        000-24905                04-3403281
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission file number)       (IRS employer
     of incorporation)                                       identification no.)


          ONE FEDERAL STREET, 26TH FLOOR, BOSTON, MASSACHUSETTS, 02110
          ------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (617) 457-0400


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ITEM 5 - OTHER EVENTS

         On February 10, 2000, Beacon Capital Partners, Inc. (the "Company") issued a press release. A copy of the Company's press release is attached hereto and incorporated herein in its entirety.

ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits

         Exhibit  99.1 - Press Release of Beacon Capital Partners, Inc., dated
                         February 10, 2000.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   BEACON CAPITAL PARTNERS, INC.

Date: February 14, 2000            By: /S/ RANDY J. PARKER
                                      ---------------------------------------
                                        Randy J. Parker
                                        Senior Vice President and
                                          Chief Financial Officer


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                                  EXHIBIT INDEX

      EXHIBIT NO.           DESCRIPTION

      Exhibit 99.1 -        Press Release of Beacon Capital Partners, Inc.,
                            dated February 10, 2000.